UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 23, 2015

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)           The annual meeting of the shareholders of the company was held on April 23, 2015.

(b)           At the meeting, the shareholders:

•	elected all 11 Director nominees named in the 2015 Proxy Statement to the company's Board of Directors;

•
approved, on an advisory basis, the executive compensation philosophy, policies and procedures described in the Compensation Discussion and Analysis section of the 2015 Proxy Statement and the compensation of the company's executive officers named in the 2015 Proxy Statement, as disclosed therein;

•	ratified the appointment of PricewaterhouseCoopers LLP as the company's independent registered public accounting firm for the fiscal year 2015.

The shareholders did not approve the following shareholder proposals: Common Sense Policy regarding Overextended Directors; Alignment between Corporate Values and Political Contributions; and Independent Board Chairman.

The following are the final voting results for each of the six items voted on at the meeting.

1.    Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
M. S. Coleman	1,860,893,102	19,587,645	4,709,931	450,028,398
D. S. Davis	1,870,799,588	9,804,791	4,586,299	450,028,398
I. E. L. Davis	1,869,755,099	10,916,680	4,518,899	450,028,398
A. Gorsky	1,812,732,228	64,053,385	8,405,065	450,028,398
S. L. Lindquist	1,870,843,487	10,271,294	4,075,897	450,028,398
M. B. McClellan	1,871,498,725	9,124,874	4,567,079	450,028,398
A. M. Mulcahy	1,818,559,513	61,161,873	5,469,292	450,028,398
W. D. Perez	1,853,380,875	26,347,606	5,462,197	450,028,398
C. Prince	1,794,303,186	85,942,631	4,944,861	450,028,398
A. E. Washington	1,859,979,705	20,819,639	4,391,334	450,028,398
R. A. Williams	1,846,186,596	34,582,442	4,421,640	450,028,398

2.    Advisory Vote to Approve Name Executive Officer Compensation:

For	1,782,274,642
Against	91,332,689
Abstain	11,583,347
Non-Votes	450,028,398

3.    Ratification of Appointment of Independent Registered Public Accounting Firm:
(PricewaterhouseCoopers LLP)

For	2,299,959,951
Against	27,455,952
Abstain	7,803,173

4.    Shareholder Proposal - Common Sense Policy regarding Overextended Directors:

For	70,147,608
Against	1,801,202,058
Abstain	13,841,012
Non-Votes	450,028,398

5.    Shareholder Proposal - Alignment between Corporate Values and Political Contributions:

For	87,986,229
Against	1,679,525,529
Abstain	117,678,920
Non-Votes	450,028,398

6. Shareholder Proposal - Independent Board Chairman:

For	683,577,212
Against	1,189,537,824
Abstain	12,075,642
Non-Votes	450,028,398

Item 8.01  Other Events.

On April 23, 2015, the Board of Directors of the company declared a regular quarterly dividend of $0.75 per share on the Common Stock of the Company, par value $1.00 per share, payable on June 9, 2015 to shareholders of record as of the close of business on May 26, 2015.  The company's related press release is attached to this Report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.      Description

99.1        Johnson & Johnson Press Release dated April 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date: April 24, 2015	By:	/s/ Douglas K. Chia
Douglas K. Chia
Secretary